EXHIBIT 32.2


                  CERTIFICATION PURSUANT TO RULE 13a-14(b) and
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the filing by Rush Financial Technologies, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ended June 30, 2006 (the "Report"), I, Randy Rutledge, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.




                                                   /s/ M. Patricia Kane
                                                   -----------------------------
                                                   M. Patricia Kane
                                                   Chief Financial Officer


Dated:  August 21, 2006


This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent as shall be expressly set forth by specific reference in such filing.




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